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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   JUNE 28, 2004
                                             -----------------

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)



         FLORIDA                    0000-27347                  58-2534003
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)


9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (310) 445-2599


11301 OLYMPIC BOULEVARD, SUITE 680, LOS ANGELES, CA 90064
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective June 28th 2004, Bentley Commerce Corp. (the "Registrant") moved its principle executive offices to 9040 Town Center Parkway, Bradenton, Florida 34202.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Effective June 28, 2004, director Gordon F. Lee resigned as a director and officer of the Registrant and reached a Confidential Settlement and Release Agreement by and between the Registrant and Mr. Lee dated June 28, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

         N/A

(b) Pro forma financial information

         N/A


(c) Exhibits

         N/A



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2004                        BENTLEY COMMERCE CORP.



                                            By: /S/ Bruce Kamm
                                                -------------------------
                                            Name:    Bruce Kamm
                                            Title:   CEO


                                            By: /S/ Robert Schumacher
                                                -------------------------
                                            Name: Robert Schumacher
                                            Title:   COO